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                         THE ST. PAUL COMPANIES, INC.


                         RESTRICTED STOCK AWARD PLAN


                                 as Amended

                         (1)  as of December 1, 1987

                          (2)  as of March 25, 1988

                           (3)  as of March 5, 1990








                                                            June 20, 1986

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SECTION 1 - PURPOSE

The St. Paul Companies, Inc. Restricted Stock Award Plan is designed to enable Selected Employees of The St. Paul Companies, Inc. and its Subsidiaries to acquire a proprietary interest or an increased proprietary interest in the Company and thus to share in the future success of the Company's business. Accordingly, the Plan is intended as a further means, not only of attracting, retaining and motivating outstanding management personnel, but also of promoting a closer identity of interests between the Selected Employees and the Company's stockholders.


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SECTION 2 - DEFINITIONS

For the purpose of this Plan, unless the context clearly indicates otherwise, the following terms shall have the following meanings:

a) "Beneficiary" means the person or persons designated in writing by the Selected Employee as his or her beneficiary under the Company's, or its Subsidiaries' group life insurance program, unless otherwise designated in writing and provided to the Company. Any such designation may be revoked and a new designation substituted therefore at any time before the Selected Employee's death.

b)   "Board" means the Board of Directors of the Company.

c)   "CEO" means the Chief Executive Officer of The St. Paul Companies, Inc.

d) "Committee" means the Executive Compensation Committee of the Board of any successor committee designated by Board action.

e)   "Common Stock" means the Company's common stock, without par value.

f)   "Company" means The St. Paul Companies, Inc.

g) "Disability" means a disability as defined in the Company's, or its Subsidiaries' long term disability plan.

h) "Division" means a non-incorporated business operating or staff group of the Company or any Subsidiary.

i) "Fair Market Value" on a specified day means the last sale price on that day of the Company's Common Stock as reported on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System, or, if no sale of the Company's Common Stock shall have occurred on that day, on the next preceding day on which there was such a sale.

j)   "Plan" means The St. Paul Companies, Inc. Restricted Stock Award Plan.

k)   "Plan Year" means the calendar year.

l) "RESTRICTED PERIOD" MEANS THE PERIOD OF NO MORE THAN TEN YEARS FROM THE DATE OF THE AWARD, AS DESIGNATED BY THE CEO, OR AS DESIGNATED BY THE COMMITTEE IF THE SELECTED EMPLOYEE IS THE CEO, PURSUANT TO SECTION 3.2(c).

m) "Restricted Shares" or "Restricted Stock" (used interchangeably) means Common Stock which has been awarded to a Selected Employee subject to the restrictions referred to in Section 7, so long as such restrictions are in effect.


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n)   "Restricted Stock Award and Custody Agreement" means the agreement between the Company and a Selected Employee, pursuant to the terms of which an award of Restricted Stock is made.

o) "RETIREMENT" MEANS A SELECTED EMPLOYEE'S TERMINATION OF EMPLOYMENT WITH THE COMPANY OR A SUBSIDIARY AT SUCH TIME AS THE SELECTED EMPLOYEE IS ENTITLED TO AN IMMEDIATE REGULAR BENEFIT UNDER THE TERMS OF A RETIREMENT/PENSION PLAN OF THE COMPANY OR A SUBSIDIARY, AS AMENDED FROM TIME TO TIME.

p) "SELECTED EMPLOYEES" MEANS EMPLOYEES, INCLUDING, AMONG OTHERS, OFFICERS OF THE COMPANY OR OF ANY SUBSIDIARY OR DIVISION, WHO ARE RESPONSIBLE FOR THE MANAGEMENT AND GROWTH OF THE BUSINESS OF THE COMPANY, OR SUCH SUBSIDIARY OR DIVISION, AND/OR WHO ARE EXPECTED TO CONTINUE MAKING SUBSTANTIAL CONTRIBUTIONS TO SUCH GROWTH, AS DESIGNATED BY THE CEO (OR BY THE COMMITTEE IF THE SELECTED EMPLOYEE IS THE CEO) AND APPROVED BY THE COMMITTEE.

q) "Stock" or "Shares" (used interchangeably) means shares of the Company's Common Stock.

r) "Subsidiary" means any corporation or other legal entity, domestic or foreign, more than fifty percent of the equity securities of which are owned or controlled, directly or indirectly, by the Company.

s) "Unrestricted Shares" means Shares awarded under the provisions of this Plan as to which all restrictions against disposition have lapsed.


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SECTION 3 - ADMINISTRATION OF THE PLAN

3.1 The plan shall be administered by the Executive Compensation Committee, who shall, at their discretion delegate certain administrative responsibilities to certain officers of the Company or any Subsidiary.

3.2 Subject to the provisions of the Plan, and Committee review and approval, the CEO, or his delegate, shall have authority to:

     a) Interpret the provisions of the Plan and decide all questions of fact arising in its application;

     b) Prescribe, amend and rescind rules and regulations relating to the Plan;

     c) DETERMINE THE SELECTED EMPLOYEES TO PARTICIPATE HEREUNDER; THE TIME WHEN SUCH INDIVIDUALS SHALL BE GRANTED A RESTRICTED STOCK AWARD; THE NUMBER OF RESTRICTED SHARES TO BE AWARDED TO SUCH INDIVIDUALS; THE RESTRICTED PERIOD WHICH SHALL APPLY TO SUCH AWARDS AND WHETHER OR NOT THE RESTRICTIONS IN SECTION 7.2 SHALL LAPSE UNDER SECTION
          7.4 UPON THE SELECTED EMPLOYEE'S RETIREMENT. IF THE CEO IS A SELECTED EMPLOYEE, THE DETERMINATIONS REQUIRED UNDER THIS SECTION
          3.2 c) SHALL BE MADE BY THE COMMITTEE.


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SECTION 4 - EFFECTIVE DATE OF PLAN

The Plan shall become effective when adopted by the Board, and, unless sooner terminated in accordance with Section 11 hereof, the Plan shall remain in effect for a period of ten years following adoption by the Board. No Plan Year shall begin after December 31, 1995.


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SECTION 5 - NUMBER AND SOURCE OF SHARES SUBJECT TO THE PLAN

5.1 Shares to be awarded to Selected Employees under this Plan shall be made available at the Committee's discretion either from authorized but unissued Shares or from Shares reacquired by the Company, including Shares purchased in the open market.

5.2 Subject to adjustment as provided in Section 8 an aggregate of 500,000 Shares will be available and reserved for issuance to Selected Employees under the Plan.

5.3 Any Restricted Shares that are forfeited to the Company pursuant to the terms of Section 7.3 shall thereafter be available for further Restricted Stock awards.


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SECTION 6 - AWARDS TO SELECTED EMPLOYEES

6.1 SUBJECT TO COMMITTEE REVIEW AND APPROVAL, AND IN ACCORDANCE WITH SECTION 3.2(c), THE CEO (OR IF THE CEO IS THE SELECTED EMPLOYEE, THEN THE COMMITTEE) WILL SELECT THE EMPLOYEES TO RECEIVE A RESTRICTED STOCK AWARD, AND DETERMINE THE NUMBER OF RESTRICTED SHARES TO BE AWARDED TO EACH SELECTED EMPLOYEE. THE PRIME CONSIDERATION FOR SELECTING EMPLOYEES FOR SUCH AN AWARD IS THE ACQUISITION AND RETENTION OF KEY INDIVIDUALS WHOSE POTENTIAL OR CONTINUED CONTRIBUTION TO THE COMPANY, OR ANY SUBSIDIARY OR DIVISION, IS IMPORTANT TO ITS FUTURE SUCCESS, WITH MAJOR EMPHASIS ON THE ATTRACTION OF NEW EXECUTIVE PERSONNEL. AN EMPLOYEE MAY ALSO BE SELECTED FOR AN AWARD BECAUSE OF HIS OR HER PAST CONTRIBUTIONS TO THE SUCCESS OF THE COMPANY, OR ANY SUBSIDIARY OR DIVISION.


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SECTION 7 - RESTRICTIONS

7.1 AN AWARD OF RESTRICTED STOCK SHALL ENTITLE A SELECTED EMPLOYEE TO THE NUMBER OF RESTRICTED SHARES DESIGNATED BY VIRTUE OF THE PROVISIONS OF
     SECTION 6.1, AS OF THE DATE OR DATES DESIGNATED. THE COMPANY SHALL RETAIN CUSTODY OF SUCH SHARES UNTIL ALL RESTRICTIONS LAPSE. RESTRICTED STOCK AWARDS SHALL BE EXPRESSLY SUBJECT TO THE TERMS AND CONDITIONS DESCRIBED IN THIS SECTION.

7.2 DURING THE RESTRICTED PERIOD, SHARES OF RESTRICTED STOCK AWARDED TO THE SELECTED EMPLOYEE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE ENCUMBERED, EXCEPT AS HEREINAFTER PROVIDED. EXCEPT FOR SUCH RESTRICTIONS, THE SELECTED EMPLOYEE, AS OWNER OF SUCH SHARES, SHALL HAVE ALL THE RIGHTS OF A STOCKHOLDER, INCLUDING (BUT NOT LIMITED TO) THE RIGHT TO RECEIVE ALL DIVIDENDS PAID ON SUCH SHARES (SUBJECT TO THE PROVISIONS OF SECTION 8 AND 9) AND THE RIGHT TO VOTE SUCH SHARES.

7.3 If a Selected Employee ceases to be an employee of the Company or any of its Subsidiaries during the Restricted Period for any reason other than death, Disability or Retirement, all Restricted Shares theretofore awarded to him or her which are still subject to the restrictions imposed by Section 7.2 shall, upon such termination of employment, be forfeited to and retained by the Company.

7.4 EXCEPT IN THE CASE OF A RESTRICTED STOCK AWARD IN WHICH THE RESTRICTIONS IN SECTION 7.2 DO NOT LAPSE UPON RETIREMENT AS DETERMINED UNDER SECTION
     3.2 c), IF A SELECTED EMPLOYEE CEASES TO BE AN EMPLOYEE OF THE COMPANY OR ANY OF ITS SUBSIDIARIES DURING THE RESTRICTED PERIOD BY REASON OF DEATH, DISABILITY OR RETIREMENT, SHARES OF RESTRICTED STOCK SHALL BECOME UNRESTRICTED SHARES, FREE OF THE RESTRICTIONS IN SECTION 7.2, AND THE COMPANY WILL DELIVER TO HIM/HER OR HIS/HER BENEFICIARY, AS THE CASE MAY BE, WITHIN 60 DAYS OF THE DATE OF SUCH OCCURRENCE, SUCH SHARES PURSUANT TO SECTION 7.9.

7.5 When the termination of employment of a Selected Employee would otherwise result in forfeiture as described in Section 7.3, the CEO, in his sole discretion, may elect to waive all or any portion of any restrictions remaining.

7.6 Each Selected Employee awarded Shares of Restricted Stock shall enter into a Restricted Stock Award and Custody Agreement with the Company substantially in the form attached hereto.

7.7 Each certificate issued in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Selected Employee, shall be deposited by him or her with the Company together with a stock power endorsed in blank and shall bear the following (or similar) legend:


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          "The Shares of Company Common Stock evidenced by this certificate are subject to the terms and restrictions of The St. Paul Companies, Inc. Restricted Stock Award Plan; such Shares shall not be sold, transferred, assigned, pledged, encumbered or otherwise alienated or hypothecated except pursuant to the provisions of said Plan, a copy of which Plan is available from the Company upon request."

7.8 The Restricted Stock Award and Custody Agreement shall specify, among other terms, the Restricted Period as defined in Section 2.1.

7.9 When all restrictions imposed under Section 7 or other similar restrictions expire or have otherwise been satisfied with respect to any Restricted Shares, the Company shall deliver to the Selected Employee (or his or her legal representative, Beneficiary or heir) a certificate representing such Shares, without the legend referred to in Section 7.7. At that time, the Restricted Stock Award and Custody Agreement referred to in Section 7.6, as it relates to such Shares shall be terminated.

7.10 At the end of the Restricted Period, or after occurrence of any of the events described in Section 7.4, no restrictions shall lapse and the Company shall not deliver a certificate representing the Shares with respect to which the Restricted Period has just ended, until the Company receives full payment of any F.I.C.A. Federal, State and/or local income tax withholding which may become due as a result of the lifting of the restrictions.

7.11 (a) NOTWITHHOLDING ANY PROVISIONS OF THIS PLAN TO THE CONTRARY, UPON THE OCCURRENCE OF A CHANGE IN CONTROL (AS DEFINED BELOW) ALL RESTRICTED SHARES THERETOFORE AWARDED TO A SELECTED EMPLOYEE WHICH ARE STILL SUBJECT TO THE RESTRICTIONS IMPOSED BY SECTION 7.2 SHALL BECOME UNRESTRICTED SHARES, FREE OF THE RESTRICTIONS IMPOSED BY SECTION 7.2; PROVIDED, HOWEVER, THAT IF THE ACCELERATION OF THE LAPSING OF THE RESTRICTIONS ON ANY SHARES PURSUANT TO THE PROVISIONS OF THIS SECTION 7.11, WHEN TAKEN TOGETHER WITH ANY OTHER PAYMENTS WHICH THE SELECTED EMPLOYEES HAS THE RIGHT TO RECEIVE FROM THE COMPANY OR ANY CORPORATION WHICH IS A MEMBER OF AN "AFFILIATED GROUP" (AS DEFINED IN SECTION 1504(a) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), WITHOUT REGARD TO SECTION 1504(b) OF THE CODE) OF WHICH THE COMPANY IS A MEMBER, WOULD CONSTITUTE A "PARACHUTE PAYMENT" (AS DEFINED IN SECTION 280G(b)(2) OF THE CODE), THEN THE ACCELERATION OF THE LAPSING OF THE RESTRICTIONS PURSUANT TO THE PROVISIONS OF THIS SECTION 7.11 SHALL BE LIMITED TO THE LARGEST WHOLE NUMBER OF SHARES AS WILL RESULT IN NO PORTION OF SUCH SHARES AND SUCH OTHER PAYMENTS BEING SUBJECT TO THE EXCISE TAX IMPOSED BY SECTION 4999 OF THE CODE.

     (b) FOR PURPOSES OF THIS SECTION 7.11, THE DETERMINATION AS TO WHETHER ANY LIMITATION IN THE ACCELERATION OF THE LAPSING OF RESTRICTIONS ON ANY SHARES PURSUANT TO SECTION 7.11(a) IS NECESSARY: (i) SHALL NOT TAKE INTO ACCOUNT ANY


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     SUCH OTHER PAYMENTS TO THE EXTENT THAT SUCH OTHER PAYMENTS ARE OR WOULD
     BE MADE PURSUANT TO A "SEVERANCE AGREEMENT" WHICH CONTAINS A "PARACHUTE PAYMENT" LIMITATION (SUBSTANTIALLY SIMILAR TO THE PARACHUTE PAYMENT LIMITATION SET FORTH IN THIS SECTION 7.11) THAT WOULD TAKE INTO ACCOUNT THE EFFECTS OF THE ACCELERATION PROVISIONS SET FORTH IN THIS SECTION 7.11; (ii) SHALL BE MADE BY THE AFFECTED SELECTED EMPLOYEE IN GOOD FAITH; AND (iii) SHALL BE CONCLUSIVE AND BINDING ON THE COMPANY WITH RESPECT TO ITS TREATMENT OF THE PAYMENT FOR TAX REPORTING PURPOSES.

     (c) FOR PURPOSES OF THIS SECTION 7.11, A "CHANGE IN CONTROL" OF THE COMPANY SHALL MEAN A CHANGE IN CONTROL OF A NATURE THAT WOULD BE REQUIRED TO BE REPORTED (ASSUMING SUCH EVENT HAS NOT BEEN "PREVIOUSLY REPORTED") IN RESPONSE TO ITEM 1(a) OF THE CURRENT REPORT ON FORM 8-K, AS IN EFFECT ON FEBRUARY 2, 1988 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934; PROVIDED THAT, WITHOUT LIMITATION, SUCH A CHANGE IN CONTROL SHALL BE DEEMED TO HAVE OCCURRED AT SUCH TIME AS (i) ANY "PERSON" (WITHIN THE MEANING OF SECTION 14(d) OF THE SECURITIES EXCHANGE ACT OF 1934, OTHER THAN THE COMPANY, A SUBSIDIARY OF THE COMPANY OR ANY EMPLOYEE BENEFIT PLAN(S) SPONSORED BY THE COMPANY OR A SUBSIDIARY OF THE COMPANY) IS OR BECOMES THE "BENEFICIAL OWNER" (AS DEFINED IN RULE 13(d)-3 UNDER THE SECURITIES EXCHANGE ACT OF 1934), DIRECTLY OR INDIRECTLY, OF 50% OR MORE OF THE COMBINED VOTING POWER OF THE COMPANY'S OUTSTANDING SECURITIES ORDINARILY HAVING THE RIGHT TO VOTE AT ELECTIONS OF DIRECTORS; OR (ii) INDIVIDUALS WHO CONSTITUTE THE BOARD OF DIRECTORS OF THE COMPANY ON FEBRUARY 2, 1988, CEASE FOR ANY REASON TO CONSTITUTE AT LEAST A MAJORITY THEREOF, PROVIDED THAT ANY PERSON BECOMING A DIRECTOR SUBSEQUENT TO FEBRUARY 2, 1988 WHOSE ELECTION, OR NOMINATION FOR ELECTION BY THE COMPANY'S SHAREHOLDERS, WAS APPROVED BY A VOTE OF AT LEAST THREE QUARTERS OF THE DIRECTORS COMPRISING THE BOARD OF DIRECTORS OF THE COMPANY ON FEBRUARY 2, 1988 (EITHER BY A SPECIFIC VOTE OR BY APPROVAL OF THE PROXY STATEMENT OF THE COMPANY IN WHICH SUCH PERSON IS NAMED AS A NOMINEE FOR DIRECTOR, WITHOUT OBJECTION TO SUCH NOMINATION) SHALL BE, FOR PURPOSES OF THIS CLAUSE (ii), CONSIDERED AS THOUGH SUCH PERSON WERE A MEMBER OF THE BOARD OF DIRECTORS OF THE COMPANY ON FEBRUARY 2, 1988.

     (d) IN THE EVENT THAT APPLICATION OF THE LIMITATION IMPOSED BY SECTION 7.11(a) RESULTS IN THE ACCELERATION OF LAPSING OF RESTRICTIONS ON LESS THAN ALL OF A SELECTED EMPLOYEE'S RESTRICTED SHARES, ACCELERATION SHALL FIRST OCCUR FOR THOSE RESTRICTIONS EXTENDING FURTHEST INTO THE FUTURE AND THEN PROCEED IN REVERSE CHRONOLOGICAL ORDER. TO THE EXTENT THAT THE ACCELERATION OF LAPSING OF RESTRICTIONS ON RESTRICTED SHARES BECAUSE OF THE OCCURRENCE OF A CHANGE IN CONTROL DOES NOT OCCUR BECAUSE OF THE LIMITATION IMPOSED BY SECTION 7.11(a), SUCH RESTRICTED SHARES SHALL REMAIN VALID AND SUBJECT TO THE LAPSE OF RESTRICTIONS IN ACCORDANCE WITH THE TERMS OF THIS PLAN.

     (e) NOTWITHSTANDING ANY PROVISIONS OF SECTION 11 OF THIS PLAN TO THE CONTRARY, THE PROVISIONS OF THIS SECTION 7.11 MAY NOT BE TERMINATED,


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     SUSPENDED OR MODIFIED, IN WHOLE OR IN PART, WITH RESPECT TO ANY PRIOR
     GRANTED RESTRICTED STOCK AWARDS FOLLOWING A CHANGE IN CONTROL WITHOUT THE PRIOR WRITTEN CONSENT OF THE SELECTED EMPLOYEES WHOSE RESTRICTED STOCK AWARDS WOULD BE AFFECTED THEREBY; PROVIDED, FIRST, THAT, NOTHING CONTAINED IN THIS SECTION 7.11(e) OR IN SECTION 11 SHALL PREVENT THE COMPANY FROM TERMINATING, SUSPENDING OR MODIFYING THIS SECTION 7.11, IN WHOLE OR IN PART, PRIOR TO THE OCCURRENCE OF A CHANGE IN CONTROL; AND, SECOND, THAT, NOTWITHSTANDING THE OCCURRENCE OF A CHANGE IN CONTROL, FOR SO LONG AS THE INDIVIDUALS WHO CONSTITUTE THE BOARD OF DIRECTORS OF THE COMPANY ON DECEMBER 1, 1987 CONSTITUTE AT LEAST A MAJORITY OF THE BOARD OF DIRECTORS, THE COMPANY MAY TERMINATE, SUSPEND OR MODIFY SECTION 7.11 OF THIS PLAN, IN WHOLE OR IN PART.


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SECTION 8 - ADJUSTMENT FOR CHANGES IN CAPITALIZATION

In the event of any change in the outstanding Shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of Shares or other similar corporate change, the maximum aggregate number and class of Shares in which awards may be granted under the Plan, and the number of Restricted Shares outstanding shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any Shares of stock or other securities received by a Selected Employee with respect to shares of Restricted Stock will be subject to the same restrictions and shall be deposited with the Company under the terms of the related Restricted Stock Award and Custody Agreement.


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SECTION 9 - EFFECT OF MERGER OR OTHER REORGANIZATION

If the Company shall be consolidated or merged with another corporation, each Selected Employee who has received Shares of Restricted Stock that are still subject to the restrictions imposed by Section 7.2 may be required to deposit with the successor corporation the stock, securities or other property that he or she is entitled to receive by reason of his or her ownership of the Shares of Restricted Stock, and such stock, securities or other property shall become subject to the restrictions imposed by Section 7.2 and shall bear an appropriate legend similar in form and substance to the legend set forth in Section 7.7.


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SECTION 10 - EXCLUSION FROM BENEFITS COMPUTATION

NO AWARD UNDER THE PLAN SHALL BE TAKEN INTO ACCOUNT IN DETERMINING A SELECTED EMPLOYEE'S COMPENSATION FOR THE PURPOSES OF ANY GROUP LIFE INSURANCE OR OTHER EMPLOYEE BENEFIT OR PENSION, RETIREMENT, THRIFT, PROFIT SHARING, 401(k), OR SIMILAR PLAN OF THE COMPANY OR ANY SUBSIDIARY; PROVIDED, HOWEVER, THAT SUCH AWARDS MAY BE TAKEN INTO ACCOUNT UNDER ANY SUCH PLANS TO THE EXTENT THAT SUCH AWARDS ARE RELEVANT TO THE DETERMINATION OF ANY LIMITATIONS ON "PARACHUTE PAYMENTS" WITHIN THE MEANING OF CODE SECTION 280G OR CODE SECTION 4999.


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SECTION 11 - TERMINATION, SUSPENSION OR MODIFICATION OF THE PLAN

The Board may, by a majority vote of the members present and voting at any time terminate, suspend or modify the Plan. No termination, suspension or modification of the Plan shall adversely affect any prior granted Restricted Stock awards to Selected Employees.


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SECTION 12 - LIABILITY OF THE COMPANY

The liability of the Company and its Subsidiaries under this Plan and any Restricted Shares or Unrestricted Shares transferred hereunder is limited to the obligations set forth with respect to those Restricted Shares or Unrestricted Shares, and nothing herein contained shall be construed to impose any liability on the Company in favor of the recipient of any Restricted Stock award with respect to any loss, cost or expense which the recipient may incur in connection with the award.


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SECTION 13 - MISCELLANEOUS

13.1 The Plan shall not be deemed an exclusive method of providing incentive compensation for the Selected Employees of the Company and its Subsidiaries, nor shall it preclude the Board from authorizing or approving other forms of incentive compensation.

13.2 All expenses and costs in connection with the operation of the Plan shall be borne by the Company (or its Subsidiaries, where appropriate).

13.3 The CEO may in any Plan Year refrain from designating Selected Employees and refrain from granting any Restricted Stock awards, but such action shall not be deemed a termination of the Plan. No Selected Employee or any officer or employee shall have any claim or right to be granted awards under the Plan.

13.4 Nothing in this Plan shall be construed to constitute or be evidence of an agreement or understanding, express or implied, on the part of the Company to employ any Selected Employee for any specific period of time. The granting of a Restricted Stock award to a Selected Employee in any year shall not give that individual any right to any similar award in future years.

13.5 The Plan shall be construed and its provision enforced and administered in accordance with the laws of Minnesota except to the extent that such laws may be superceded by any Federal law.


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